UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/05/2011

Kraft Foods Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-16483

Virginia	52-2284372
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753
(Address of principal executive offices, including zip code)

(847) 646-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As we previously announced, our Board of Directors intends to create two independent public companies: (i) a global snacks business and (ii) a North American grocery business through a spin-off of the North American grocery business to Kraft Foods' shareholders. On December 5, 2011, we announced the top leadership of the future companies. When the new companies launch, Irene B. Rosenfeld, our current Chairman and Chief Executive Officer, will be Chairman and Chief Executive Officer of the global snacks company. W. Anthony Vernon, our current Executive Vice President and President, Kraft Foods North America, will become Chief Executive Officer of the North American grocery company. John T. Cahill, currently an Industrial Partner of private equity firm Ripplewood Holdings LLC, will become Non-Executive Chairman of the North American grocery company. Mr. Cahill will initially serve as Executive Chairman, reflecting the tremendous effort required to launch and transition to a public company. Mr. Cahill will join Kraft Foods in January to begin work on the separation.

In connection with Mr. Vernon's appointment as Chief Executive Officer of the North American grocery company, our Human Resources and Compensation Committee approved an increase to Mr. Vernon's compensation, effective January 1, 2012. The terms of Mr. Vernon's compensation are as follows: base salary of $900,000, target annual incentive award of 100% of base salary, target annual long-term incentive plan award of 235% of base salary, and target annual equity award of $2,100,000. In addition, Mr. Vernon would be entitled to receive separation benefits consistent with those for current and former Chief Executive Officers of Kraft Foods.

A copy of our press release, dated December 5, 2011, announcing the top leadership of the companies is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.    Other Events

On December 5, 2011, we announced the top leadership of the future companies. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) The following exhibit is being filed with this Current Report on Form 8-K.

EXHIBIT NO.          DESCRIPTION

99.1                        Kraft Foods Inc. Press Release, dated December 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Inc.

Date: December 05, 2011	By:	/s/ Carol J. Ward
Carol J. Ward
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Kraft Foods Inc. Press Release, dated December 5, 2011.